                   GOLDMAN SACHS INSTITUTIONAL LIQUID ASSETS

                           ILA ("Units" or "Shares")
                    ILA Administration ("Units" or "Shares")
                       ILA Service ("Units" or "Shares")
           ILA Service, ILA Class B and Class C ("Units" or "Shares")
                           ILA Cash Management Shares

                               ----------------

                      Supplement dated October 6, 1999 to
                         Prospectuses dated May 1, 1999

   Effective as of the date of this supplement, the above referenced prospectuses are revised to reflect that the Institutional Liquid Assets-- Federal Portfolio is not permitted to invest in the securities of other investment companies. In addition, the Institutional Liquid Assets--Prime Obligations Portfolio is not permitted to invest in reverse repurchase agreements.

509983
ILASTCK 10/99

                      GOLDMAN SACHS FINANCIAL SQUARE FUNDS

                                   FST Shares
                           FST Administration Shares
                               FST Service Shares
                              FST Preferred Shares
                               ----------------

                      Supplement dated October 6, 1999 to
                         Prospectuses dated May 1, 1999

   Effective as of the date of this supplement, the above referenced prospectuses are revised to reflect that the Financial Square Federal Fund is not permitted to invest in the securities of other investment companies. In addition, the Financial Square Prime Obligations Fund is not permitted to invest in reverse repurchase agreements.

FSTSTCK 10/99